Exhibit 10.1

FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

This Fourth Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of January 30, 2007, by and between COMERICA BANK (“Bank”) and COMMODORE RESOURCES (NEVADA), INC., LYRIS TECHNOLOGIES INC., UPTILT INC., MCC NEVADA, INC. and CLICKTRACKS ANALYTICS, INC. (each a “Borrower” and collectively, “Borrowers”).

RECITALS

Borrowers and Bank are parties to that certain Loan and Security Agreement dated as of October 4, 2005, as amended from time to time including by that certain First Amendment to Loan and Security Agreement dated as of April 25, 2006, that certain Second Amendment to Loan and Security Agreement dated as of August 18, 2006 and that certain Third Amendment to Loan and Security Agreement dated as of November 30, 2006 (the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment to change certain of the financial covenants.

NOW, THEREFORE, the parties agree as follows:

1.             Section 6.7(b) of the Agreement is hereby amended and restated in its entirety to read as follows:

“(b)         EBITDA.  Measured monthly on a rolling three-month basis, an EBITDA of not less than (i) One Million Two Hundred Thousand Dollars ($1,200,000) for the measuring period ending October 31, 2006, (ii) One Million One Hundred Thousand Dollars ($1,100,000) for the measuring period ending November 30, 2006, (iii) One Million Three Hundred Thousand Dollars ($1,300,000) for the measuring period ending December 31, 2006, (iv) One Million Seven Hundred Fifty Thousand Dollars ($1,750,000) for the measuring period ending January 31, 2007, (v) Two Million Dollars ($2,000,000) for the measuring period ending February 28, 2007, and (vi) Two Million Five Hundred Thousand Dollars ($2,500,000) at all times thereafter.”

2.             Exhibit C to the Agreement is hereby replaced with Exhibit C attached hereto.

3.             No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by Borrowers of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.

4.             Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

5.             Each Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct in all material respects as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

6.             As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)           this Amendment, duly executed by each Borrower;

(b)           a Certificate of the Secretary of each Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment;

(c)           all reasonable Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrowers’ accounts; and

(d)           such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

7.             This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

COMMODORE RESOURCES (NEVADA), INC.

By:	/s/ Richard A. McDonald

Title:	President

LYRIS TECHNOLOGIES INC.

By:	/s/ Luis Rivera

Title:	CEO & President

UPTILT RESOURCES INC.

By:	/s/ Luis Rivera

Title:	CEO & President

MCC NEVADA, INC.

By:	/s/ Richard A. McDonald

Title:	Secretary & Treasurer

CLICKTRACKS ANALYTICS, INC.

By:	/s/ Luis Rivera

Title:	Secretary & Treasurer

COMERICA BANK

By:	/s/ Philip Koblis

Title:	First Vice President

[Signature Page to Fourth Amendment to Loan & Security Agreement]

EXHIBIT C

COMPLIANCE CERTIFICATE

TO:                         COMERICA BANK

FROM:                  COMMODORE RESOURCES (NEVADA), INC., for itself and on behalf of all Borrowers

The undersigned authorized officer of COMMODORE RESOURCES (NEVADA), INC., for itself and on behalf of all Borrowers, hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrowers and Bank (the “Agreement”), (i) Each Borrower is in complete compliance for the period ending                                  with all required covenants except as noted below and (ii) all representations and warranties of each Borrower stated in the Agreement are true and correct as of the date hereof.  Attached herewith are the required documents supporting the above certification.  The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Monthly financial statements	Monthly within 30 days	Yes	No
10K	Within 90 days of fiscal year end	Yes	No
10Q	Within 45 days of quarter end	Yes	No
A/R & A/P Agings	Monthly within 30 days	Yes	No
Compliance Cert.	Monthly within 30 days	Yes	No
A/R Audit	Initial and Annual	Yes	No
IP Report	Quarterly within 45 days	Yes	No
Total amount of Borrowers’ cash and investments	Amount: $	Yes	No
Total amount of Borrowers’ cash and investments maintained with Bank	Amount: $	Yes	No

Financial Covenant	Required	Actual	Complies

Measured on a Monthly Basis:
Maximum Senior Debt to EBITDA Through 11/30/07 12/1/067 and thereafter	2.00:1.00 1.50:1.00	: 1.00	Yes	No

Minimum EBITDA 10/1/06 through 10/31/06 11/1/06 through 11/30/06 12/1/06 through 12/31/06 1/1/07 through 1/31/07 2/1/07 through 2/28/07 3/1/07 and thereafter	$1,200,000 $1,100,000 $1,300,000 $1,750,000 $2,000,000 $2,500,000	$	Yes	No

Minimum Fixed Charge Coverage	1.25 : 1.00	: 1.00	Yes	No

Comments Regarding Exceptions: See Attached.	BANK USE ONLY

Sincerely,	Received by:
AUTHORIZED SIGNER
Date:

SIGNATURE
Verified:
TITLE		AUTHORIZED SIGNER
Date:

DATE	Compliance Status	Yes	No